UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  July 2, 2007


                       THE MANAGEMENT NETWORK GROUP, INC.
               (Exact name of company as specified in its charter)


          Delaware                     0-27617                  48-1129619
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

         7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
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              (Address of principal executive offices)   (Zip code)

                                 (913) 345-9315
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02      DEPARTURE  OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
               DIRECTORS;   APPOINTMENT   OF  CERTAIN   OFFICERS;   COMPENSATORY
               ARRANGEMENTS OF CERTAIN OFFICERS

     On July 2, 2007, TMNG Global announced that Behrman Capital has completed a privately negotiated transaction under which a group of investment firms have acquired Behrman Capital's 34.9% interest in TMNG Global. Additional details regarding the transaction are provided in the press release attached as Exhibit
99.1 to this report.

     With the completion of the transaction, Grant G. Behrman and William M. Matthes, who are affiliated with Behrman Capital, are resigning from TMNG
Global's Board of Directors. TMNG's Board will begin a search for independent directors to fill the vacancies left by the resignations of Messrs. Behrman and Matthes.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit Number                 Description

99.1                           Press release dated July 2, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE MANAGEMENT NETWORK GROUP, INC.


Date:  July 2, 2007           By:   /s/ Donald E. Klumb
                                    ------------------------------------------
                                    Donald E. Klumb
                                    Vice President and Chief Financial Officer